UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2016

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36493	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 1, 2016, Dakota Plains Holdings, Inc. (the “Company”) and certain of its subsidiaries entered into an Amendment No. 4 to Forbearance Agreement (the “Amendment”) to amend the Forbearance Agreement dated as of May 3, 2016 (as amended previously, the “Forbearance Agreement”), by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, the Company, DPTS Marketing LLC, Dakota Petroleum Transport Solutions, LLC and DPTS Sand, LLC, the lenders from time to time party thereto (the “Lenders”), and SunTrust Bank, as administrative agent for the Lenders.

Among other things, the Amendment extends the forbearance period under the Forbearance Agreement until January 3, 2017. The Amendment also requires that the Company receive one or more executed letters of intent for the purchase of all or substantially all of the Company’s equity or assets (such transaction, a “Potential Transaction”) from potential purchasers with demonstrated ability to close a Potential Transaction (each such potential purchaser, a “Potential Purchaser”) by November 18, 2016, and enter into a definitive asset purchase agreement a Potential Transaction by December 13, 2016.

The foregoing description of the material terms of the Amendment is qualified by the text of the Amendment, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The text of the Forbearance Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 5, 2016, the text of the Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver of Revolving Loan Borrowing Requirements dated as of July 5, 2016 was filed as Exhibit 10.1 to the Company’s Form 8-K filed on July 8, 2016, the text of Amendment No. 2 to Forbearance Agreement dated as of September 1, 2016 was filed as Exhibit 10.1 to the Company’s Form 8-K filed on September 6, 2016, and the text of Amendment No. 3 to Forbearance Agreement dated as of September 20, 2016 was filed as Exhibit 10.1 to the Company’s Form 8-K filed on September 26, 2016, each of which is also incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Mr. Thornton terminated his employment with the Company on November 1, 2016. He is expected to continue serving in the positions of General Counsel and Secretary as an independent consultant.

On November 7, 2016, the Board appointed Martin J. Beskow to serve as Chief Financial Officer, replacing James L. Thornton in that position, effective immediately. Mr. Beskow, age 45, has served as the Company’s Director of Finance and Administration since April 2016. He has also served as the Chief Financial Officer, Vice President of Capital Markets and Strategy and Treasurer at American Eagle Energy Corporation since August 2013. From March 2012 to July 2013, he served as Executive Vice President and Vice President of Finance and Capital Markets at Emerald Oil, Inc. From 2010 to February 2012, he served as Vice President, Senior Equity Research Analyst, at Northland Securities, operating as Northland Capital Markets, covering oil exploration and production companies, many with operations focused on the Williston Basin. From 2009 to 2010 he served as Vice President and Portfolio Manager at Blue Water Capital Advisors, a money management firm that managed a natural resource focused portfolio and broad based portfolios. From 2007 to 2009, he served as Vice President at Interlachen Capital Group, a multi-strategy hedge fund. He began his career with four years of service at KPMG LLP. Mr. Beskow holds a B.S. in Accounting from St. Cloud State University, is a Charter Financial Analyst (CFA) charter holder, a Certified Public Accountant (CPA, inactive) and is Accredited in Business Valuation (ABV). Mr. Beskow served as an executive officer of American Eagle Energy Corporation at the time it filed a voluntary petition for relieve under Chapter 11 of the U.S. Bankruptcy Code in May 2015. American Eagle Energy Corporation’s assets were sold in a transaction pursuant to Section 363 of the code in November 2015. The sale transaction remains subject to a confirmation hearing scheduled for November 2016.

Mr. Beskow has transitioned from independent contractor to employee in connection with the additional position, but will continue to earn an annualized salary of $276,000. He will be eligible to participate in other compensation and benefit programs generally available to our executive officers. The Company has not amended or entered into any plan, contract or arrangement with Mr. Beskow in connection with his appointment to the new position.

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On November 4, 2016, Gary L. Alvord, Steven A. Blank, David J. Fellon, and Craig M. McKenzie each resigned as a director of the Company and from all positions with the Board and its committees, effective immediately.

There are no disagreements between Messrs. Alvord, Blank, Fellon, McKenzie or Thornton and the Company relating to its operations, policies or practices that resulted in their respective decisions to resign or terminate employment.

On November 7, 2016, the Board elected Anna M. Phillips to serve as an additional member of the Board to fill an existing vacancy. On the same date, the Board also reduced its size to two directors.

In connection with Ms. Phillips’s election, the Company has entered into a letter agreement with Stone Phillips, LLC dated November 7, 2016. Pursuant to the agreement Stone Phillips will be entitled to a cash retainer of $10,000 per month for 30 hours of service, plus expenses and incremental fees for each additional hour of service. The foregoing description of the material terms of the letter agreement is qualified by the text of the letter agreement, which is attached as Exhibit 10.6 to this current report on Form 8-K and is incorporated herein by reference.

There are no other arrangements or understandings between Ms. Phillips and any other person pursuant to which she was selected as a director. Ms. Phillips does not have any family relationship with any executive officer or director of the Company or any person nominated or chosen by the Company to become a director or executive officer. There is no arrangement or understanding pursuant to which Ms. Phillips was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

10.1	Amendment No. 4 to Forbearance Agreement, dated as of October 31, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders
10.2	Amendment No. 3 to Forbearance Agreement, dated as of September 20, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(1)
10.3	Amendment No. 2 to Forbearance Agreement, dated as of September 1, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(2)
10.4	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(3)
10.5	Forbearance Agreement, dated as of May 3, 2016, by and among by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders(4)
10.6	Letter Agreement with Stone Phillips, LLC dated November 7, 2016

(1) (2)

Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 26, 2016.

Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 6, 2016.

(3)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 8, 2016.
(4)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 5, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2016	DAKOTA PLAINS HOLDINGS, INC.

	By:	/s/ Gabriel G. Claypool
Gabriel G. Claypool President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1	Amendment No. 4 to Forbearance Agreement, dated as of October 31, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Filed Electronically
10.2	Amendment No. 3 to Forbearance Agreement, dated as of September 20, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.3	Amendment No. 2 to Forbearance Agreement, dated as of September 1, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.4	Amendment No. 3 to Revolving Credit and Term Loan Agreement, Amendment No. 1 to Forbearance Agreement and One Time Waiver Of Revolving Loan Borrowing Requirements, dated July 5, 2016, by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.5	Forbearance Agreement, dated as of May 3, 2016, by and among by and among Dakota Plains Transloading, LLC, Dakota Plains Sand, LLC, Dakota Plains Marketing, LLC, Dakota Plains Holdings, Inc., the subsidiary loan parties party thereto, the lenders from time to time party thereto, and SunTrust Bank, as administrative agent for the lenders	Incorporated by Reference
10.6	Letter Agreement with Stone Phillips, LLC dated November 7, 2016	Filed Electronically